UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 650, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 27, 2014, Zogenix Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completed acquisition of all the outstanding shares of Brabant Pharma Limited , a privately-held company organized under the laws of England and Wales (“Brabant”) by the Company’s wholly-owned subsidiary, Zogenix Europe Limited. This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the previously omitted financial statements and pro forma financial information described under Item 9.01 below, to update the expected timing of the initiation of Phase 3 studies for ZX008 (previously referred to as Brabafen TM) and to re-file Exhibit 10.1 in response to comments the Company received from the Securities and Exchange Commission (the “SEC”) on a confidential treatment request the Company made for certain portions of Exhibit 10.1. Exhibit 10.1, as re-filed, includes certain portions that had previously been redacted pursuant to the Company’s request for confidential treatment.

This Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Original Form 8-K with the SEC on October 27, 2014 and no attempt has been made in this Amendment to modify or update other disclosures as presented in the Original Form 8-K.

Item 8.01 Other Events.

The Company has updated the estimated timing with respect to the initiation of Phase 3 studies for ZX0008 (previously referred to as Brabafen TM), low dose fenfluramine, for the treatment of Dravet syndrome. The Company expects to initiate Phase 3 studies for ZX008 during the third quarter of 2015 in the United States and Europe.

* * *

Zogenix cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements, and are based on Zogenix’s current beliefs and expectations. Such statements include, without limitation, statements regarding the timing of the commencement of Phase 3 clinical trials for ZX0008. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Zogenix’s actual future results may differ materially from its current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: risks associated with the acquisition of Brabant and integration of Brabant’s operations into Zogenix’s business, including an increase in near and long-term expenditures, exposure to unknown liabilities and diversion of Zogenix’s management’s time and attention; the inherent risks of clinical development of ZX0008, and Zogenix’s dependence on third parties in such development; the potential that earlier clinical trials may not be predictive of future results; and other risks detailed under “Risk Factors” and elsewhere in Zogenix’s periodic reports and other filings made with the Securities and Exchange Commission from time to time. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995, and Zogenix undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Financial Statements of Brabant Pharma Limited as of the years ended December 31, 2013 and 2012 and for the year ended December 31, 2013 and the period from December 13, 2012 (inception) to December 31, 2012, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Financial Statements of the Company are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

i.	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2014

ii.	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013

iii.	Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2014

iv.	Notes to the Unaudited Pro Forma Combined Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

10.1*	Sale and Purchase Agreement, dated October 24, 2014, by and among Zogenix Europe Limited, Zogenix, Inc., Brabant Pharma Limited and Anthony Clarke, Richard Stewart, Ann Soenen-Darcis, Jennifer Watson, Rekyer Securities plc and Aquarius Life Science Limited, as sellers

23.1	Consent of Independent Auditors

99.1	Audited financial statements of Brabant Pharma Limited as of the years ended December 31, 2013 and 2012 and for the year ended December 31, 2013 and the period from December 13, 2012 (inception) to December 31, 2012

99.2	The unaudited pro forma combined statements of operations for the year ended December 31, 2013 and for the nine month period ended September 30, 2014, and the unaudited pro forma combined balance sheet as of September 30, 2014

*	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: December 23, 2014	By:	/s/ Ann D. Rhoads
	Name:	Ann D. Rhoads
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Sale and Purchase Agreement, dated October 24, 2014, by and among Zogenix Europe Limited, Zogenix, Inc., Brabant Pharma Limited and Anthony Clarke, Richard Stewart, Ann Soenen-Darcis, Jennifer Watson, Rekyer Securities plc and Aquarius Life Science Limited, as sellers

23.1	Consent of Independent Auditors

99.1	Audited financial statements of Brabant Pharma Limited as of the years ended December 31, 2013 and 2012 and for the year ended December 31, 2013 and the period from December 13, 2012 (inception) to December 31, 2012

99.2	The unaudited pro forma combined statements of operations for the year ended December 31, 2013 and for the nine month period ended September 30, 2014, and the unaudited pro forma combined balance sheet as of December 31, 2013, and the notes related thereto.

*	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment.